UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2021

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.    Entry into a Material Definitive Agreement.

Purchase Agreement

Chesapeake Energy Corporation (the “Company”) entered into a Joinder Agreement dated as of February 9, 2021 (the “Purchase Agreement Joinder”) to the Purchase Agreement, dated February 2, 2021 (the “Purchase Agreement”), among Chesapeake Escrow Issuer LLC (the “Escrow Issuer”), an indirect wholly-owned subsidiary of the Company, the guarantors party thereto (the “Guarantors”) and the initial purchasers named in the schedule thereto (the “Initial Purchasers”), relating to the issuance and sale by Escrow Issuer to the Initial Purchasers of $500,000,000 aggregate principal amount of 5.500% Senior Notes due 2026 (the “2026 Notes”) and $500,000,000 aggregate principal amount of 5.875% Senior Notes due 2029 (the “2029 Notes” and, together with the 2026 Notes, the “Notes”), pursuant to which the Company and the Guarantors became party to the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations and other obligations and termination provisions.

First Supplemental Indenture

On February 2, 2021, Escrow Issuer issued the Notes pursuant to an indenture, dated as of February 2, 2021 (the “Indenture”), among the Escrow Issuer and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The gross proceeds from the offering of the Notes were deposited into a segregated escrow account (the “Escrow Account”) to be released upon satisfaction of certain escrow release conditions.

On February 9, 2021, the Company and the Guarantors entered into the First Supplemental Indenture, dated as of February 9, 2021, by and among the Company, the Guarantors and the Trustee, pursuant to which the Company assumed all the payment and other obligations of the Escrow Issuer under the Notes and the Indenture. The proceeds from the offering of the Notes were released from the Escrow Account.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President — General Counsel and Corporate Secretary
Date: February 12, 2021